 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

STG GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36149	46-3134302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11091 Sunset Hills Road, suite 200
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

(703) 691-2480

(Registrant’s telephone number, including area code)

Global Defense & National Security Systems, Inc.

11921 Freedom Drive, Suite 550

Two Fountain Square

Reston, Virginia, 20190

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 23, 2015, Global Defense & National Security Systems, Inc. (“we” or the “Company”) received a letter from NASDAQ indicating the intent to suspend trading in the Company’s securities on The NASDAQ Capital Market, effective with the open of the market on November 25, 2015.

The NASDAQ decision was based on its stated view that the Company does not meet the minimum shareholder requirement set forth in NASDAQ Listing Rule 5550(a)(3).

The Company issued a press release on November 25, 2015 disclosing the delisting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1*	Press release dated November 24, 2015 Announcing the Receipt of NASDAQ Staff Delinquency Letter

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STG GROUP, INC.

By:	/s/ Paul Fernandes
Name:	Paul Fernandes
Title:	President

Date: November 24, 2015

EXHIBIT INDEX

99.1*	Press release dated November 24, 2015 Announcing the Receipt of NASDAQ Staff Delinquency Letter

* Filed herewith.